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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2007

OUVO, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-49838	94-3381088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325-3495 Cambie Street, Vancouver, British Columbia		V5Z 4R3
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		604-725-4160

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On May 15, 2007, stockholders of the Registrant represented in person or by proxy at a special meeting of the Registrant held on the 15th of May, 2007 at 2:00 P.M. unanimously approved a three-for-one forward stock split of its issued and outstanding common stock.  The effective date is June 11, 2007.

SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

Item  5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The stockholders of the Registrant represented in person or by proxy at a special meeting of the Registrant held on the 15th of May, 2007 at 2:00 P.M. unanimously approved the following items to:

1.	forward split of the issued and outstanding shares of common stock on a three (3) for one basis;
2.	amend of the Articles of Incorporation to:
	a.	change the name of Ouvo from "Ouvo, Inc." to "Trustcash Holdings, Inc." or other name designated by the Board of Directors in their sole discretion;
	b.	amend the authorized share capital of Ouvo to: 350,000,000 shares of common stock with a par value of $0.001 per share; and 50,000,000 shares of preferred stock with a par value of $0.001 per share.
c.

expressly opt-out of, and elect not to be governed by the "Business Combinations with Interested Stockholders" provisions contained in Section 203 of the Delaware General Corporation Law as permitted under Subsection 203(b) of the Delaware General Corporation Law; and

3.	adopt new bylaws.

The Board of Directors considered changing the name of the Registrant to "Alternative Payment Systems, Inc." instead of "Trustcash Holdings, Inc."  Ultimately, it was decided Trustcash Holdings, Inc. was the name the Registrant should proceed with and as a result of the initial name change consideration the Registrant filed two Certificates of Amendment with the Secretary of State of Delaware.  The name change to Trustcash Holdings, Inc. became effective June 6, 2007.  The changes to the Registrant's share capitalization, forward stock split and the opting out of subsection 203(b) of the Delaware General Corporation Law will become effective June 11, 2007.

The foregoing description of the Certificate of Amendment to the registrant's Certificate of Incorporation is qualified in its entirety by reference to the complete text of the two Certificate of Amendments, copies of which is filed as Exhibit 3.1 and 3.2 hereto and is incorporated herein by reference.

MDI Corporate Actions has notified the Registrant that the Registrant's new ticker symbol on the open of the OTCBB on June 13, 2007 will be: TCHH.  The new CUSIP of the Registrant is: 89834W 10 4.

The Registrant adopted new bylaws effective June 6, 2006.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

As described in Item 2.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment
3.2	Certificate of Amendment
3.3	Bylaws
99.1	Press Release dated June 12, 2007

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THE REGISTRANT

/s/ Kent Carasquero

_____________________________________________
By:  Kent Carasquero, President, Chief Executive Officer and Director

Dated: June 12, 2007